                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                              CV THERAPEUTICS, INC.
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

      1.   Title of each class of securities to which transaction
           applies:
           ---------------------------------------------------------
      2.   Aggregate number of securities to which transaction
           applies:
           ---------------------------------------------------------
      3.   Per unit price or other underlying value of transaction
           computed pursuant to Exchange Act Rule 0-11 (Set forth
           the amount on which the filing fee is calculated and
           state how it was determined):
           ---------------------------------------------------------
      4.   Proposed maximum aggregate value of transaction:
           ---------------------------------------------------------
      5.   Total fee paid:
           ---------------------------------------------------------
/ /   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
      Schedule and the date of its filing.

      6.   Amount Previously Paid:
           ---------------------------------------------------------
      7.   Form, Schedule or Registration Statement No.:
           ---------------------------------------------------------
      8.   Filing Party:
           ---------------------------------------------------------
      9.   Date Filed:
           ---------------------------------------------------------

                             CV THERAPEUTICS, INC.
                               3172 PORTER DRIVE
                              PALO ALTO, CA 94304

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000

TO THE STOCKHOLDERS OF CV THERAPEUTICS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CV Therapeutics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 16, 2000 at 9:00 a.m. local time at 3172 Porter Drive, Palo Alto, California for the following purposes:

    1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders.

    2. To approve the Company's 2000 Equity Incentive Plan and the issuance of up to 1,500,000 shares of common stock under such plan, to replace the Company's 1992 Stock Option Plan and 1994 Equity Incentive Plan under which plans an aggregate of approximately 113,000 shares of common stock reserved for future awards would cease to be available for such purpose.

    3. To approve the Company's Non-Employee Directors' Stock Option Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under such plan by 150,000 shares.

    4. To approve the Company's Employee Stock Purchase Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under such plan by 75,000 shares and to provide for annual increases for five years as more fully described in the accompanying Proxy Statement.

    5. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.

    6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on March 22, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors
                                          [LOGO]
                                          Alan C. Mendelson
                                          Secretary

Palo Alto, California
April 7, 2000

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             CV THERAPEUTICS, INC.

                               3172 Porter Drive
                              Palo Alto, CA 94304

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of CV Therapeutics, Inc., a Delaware corporation ("CV Therapeutics" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 16, 2000 at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 3172 Porter Drive, Palo Alto, California. CV Therapeutics intends to mail this proxy statement and accompanying proxy card on or about April 7, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    CV Therapeutics will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of CV Therapeutics or, at the Company's request, D.F. King & Co., Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but D. F. King & Co., Inc. will be paid its customary fee, estimated to be $6,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of common stock at the close of business on March 22, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 22, 2000 the Company had outstanding and entitled to vote 18,340,556 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

    Stockholders may vote their shares by telephone or on the Internet. The law of Delaware, under which CV Therapeutics is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

    Submitting a proxy via the Internet or by telephone will not affect a stockholder's right to vote in person should he or she decide to attend the Annual Meeting.

    THE TELEPHONE AND INTERNET VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

    FOR SHARES REGISTERED IN YOUR NAME

    Stockholders of record may go to http://www.eproxy.com/CVTX/ to vote on the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also vote by calling 1-800-240-6326 (toll-free) and following the recorded instructions.

    FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

    Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company's proxy card.

    A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting web site at http://www.proxyvote.com.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by (i) filing with the Secretary of the Company at the Company's principal executive office, 3172 Porter Drive, Palo Alto, California 94304, a written notice of revocation or a duly executed proxy bearing a later date, (ii) casting a later vote via the Internet or by telephone or (iii) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders is December 8, 2000. Stockholders wishing to submit proposals or director nominations at the Company's 2001 annual meeting of stockholders that are not to be included in such proxy statement and proxy must provide specified information to the Company between February 15, 2001 and March 16, 2001.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors of the Company (the "Board") shall be divided into three classes, with each class having a three-year term. Except as otherwise provided by law, vacancies on the Board shall be filled only by affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders, unless the Board of Directors determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board to fill a vacancy

(including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    The Board of Directors is presently composed of six members. There are two Class III directors, whose term of office expires in 2000. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2003 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

    CLASS III DIRECTORS

    LOUIS G. LANGE, M.D., PH.D. was a founder of CV Therapeutics and has served as its Chairman of the Board and Chief Executive Officer since August 1992.
Dr. Lange has served as a trustee on the University of Rochester Board of Trustees since May 1997, a member of the governing body of BIO's Emerging Company Section since February 1999 and a member of the Board of Directors of Cardiac Pathway Corporation from February 1998 to May 1999. From July 1980 to August 1992, Dr. Lange served on the faculty of Washington University School of Medicine, including as Chief of Cardiology at Jewish Hospital in St. Louis, Missouri from May 1985 to August 1992, and as a full Professor of Medicine from July 1990 until August 1992. Dr. Lange holds an M.D. from Harvard Medical School and a Ph.D. in biochemistry from Harvard University.

    ISAAC STEIN has served as a director of CV Therapeutics since March 1995. Since its inception, Mr. Stein has served as the president of Waverley Associates, Inc., a private investment firm, which he founded in 1983. In addition, Mr. Stein serves as a Trustee of Stanford University. From
February 1993 to February 1994, Mr. Stein served as a special assistant to the President of Stanford University. Mr. Stein currently serves as Chairman of the board of directors of Maxygen, Inc., and as a director of ALZA Corporation, The Benham Group and Symyx Technologies, Inc. Mr. Stein holds a B.A. in economics and mathematics from Colgate University, an M.B.A. from Stanford Graduate School of Business and a J.D. from Stanford Law School.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

    CLASS II DIRECTORS

    THOMAS L. GUTSHALL has served as a director of CV Therapeutics since December 1994. Since August 1996, Mr. Gutshall has served as the Chief Executive Officer of Cepheid Corporation, a diagnostics company. From January 1995 to September 1996, he served as CV Therapeutics' President and Chief Operating Officer. From June 1989 until December 1994, Mr. Gutshall served as Executive Vice President at Syntex Corporation, a pharmaceutical and healthcare company. Mr. Gutshall earned a B.S. in chemical engineering from the University of Delaware and completed the Executive Marketing Management Program at Harvard Business School.

    COSTA G. SEVASTOPOULOS, PH.D., has served as a director of CV Therapeutics since October 1992. Since May 1994, Dr. Sevastopoulos has been an independent consultant and a limited partner of Delphi Ventures I and II, both venture capital partnerships. From April 1988 to April 1994, he served as a general partner of Delphi BioVentures, a venture capital partnership, which he co-founded. Dr. Sevastopoulos currently serves as Chairman of the Board of Directors of Ixsys, Inc. and Idun Pharmaceuticals, Inc., both privately held biopharmaceutical companies. He holds a B.S. in physics from the University of Athens, Greece, an M.S. in electrical engineering from the California Institute of Technology, an M.B.A. from the European Institute of Business Administration in Fontainebleau, France, and a Ph.D. in molecular biology from the University of California at Berkeley.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

    CLASS I DIRECTORS

    BARBARA J. MCNEIL, M.D., PH.D., has served as a director of CV Therapeutics since December 1994. Since 1990, Dr. McNeil has served as the Ridley Watts Professor of Health Care Policy at Harvard Medical School. In addition, since July 1988, she has served as the Chair of the Department of Health Care Policy at Harvard Medical School. Since 1983, she has been a professor of radiology at both Harvard Medical School and Brigham and Women's Hospital in Boston.
Dr. McNeil holds an M.D. from Harvard Medical School and a Ph.D. in biological chemistry from Harvard University.

    J. LEIGHTON READ, M.D. has served as a director of CV Therapeutics since September 1992. Dr. Read founded Aviron, a biopharmaceutical company, and has served as its Chairman since April 1992. From April 1992 to December 1999,
Dr. Read also served as Chief Executive Officer of Aviron. From July 1991 to July 1993, Dr. Read was a principal with Interhealth Limited, an investment partnership. From January 1989 to July 1991, Dr. Read served as a managing director of Affymax N.V., a biopharmaceutical company, which he co-founded in 1989. Dr. Read holds a B.S. in biology and psychology from Rice University and an M.D. from the University of Texas Health Science Center at San Antonio.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1999 the Board of Directors acted six times. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Messrs. Stein and Gutshall and Dr. McNeil. During the fiscal year ended December 31, 1999, it met two times.

    The Compensation Committee determines salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors: Drs. Read and Sevastopoulos. During the fiscal year ended December 31, 1999, it met two times.

    During the fiscal year ended December 31, 1999, all directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

                                   PROPOSAL 2

                   APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN

    In March 2000, the Board adopted the CV Therapeutics, Inc. 2000 Equity Incentive Plan ("Incentive Plan"), subject to stockholder approval. There are 1,500,000 shares of common stock reserved for issuance under the Incentive Plan. No awards have been made under the Incentive Plan.

    Subject to and upon approval of the Incentive Plan by the stockholders, the Company's 1992 Stock Option Plan and 1994 Equity Incentive Plan will terminate, and approximately 113,000 shares of common stock currently reserved for future awards under these plans will no longer be available for such purpose. Options outstanding under such plans will continue to remain outstanding. As of March 29, 2000, options to purchase an aggregate of approximately 1,544,685 shares of common stock were outstanding under the 1992 Stock Option Plan and 1994 Equity Incentive Plan.

    Stockholders are requested in this Proposal 2 to approve the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Incentive Plan are outlined below:

GENERAL

    The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

    The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 100 employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

    The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

    The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. The Board also may delegate to a committee of one or more members of the Board who are not outside directors or non-employee directors the power to make awards to persons who are not officers or directors of the Company.

    Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds
$1 million. The regulations under Section 162(m) require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally NARROWER than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

    Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

    No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

    No employee may be granted options under the Incentive Plan exercisable for more than 300,000 shares of Common Stock during any calendar year
("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

    Subject to this Proposal, an aggregate of 1,500,000 shares of Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for awards other than incentive stock options.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), the exercise price of incentive stock options may not be less than 110% of such fair market value.

As of March 29, 2000, the closing price of the Company's common stock as reported on the Nasdaq National Market was $43.125 per share.

    The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Company generally grants options that vest over four years during the participant's employment by, or service as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer or shorter period of time following termination of service.

    A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT. The purchase price under a restricted stock purchase agreement may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or
(iii) in any other form of legal consideration acceptable to the Board.

    VESTING. Shares awarded as stock bonuses may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. Shares of restricted stock sold under the Incentive Plan shall be subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board, provided that the vesting period shall not be less than three years unless based upon performance milestones, in which event it shall not be less than one year. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan only under extraordinary circumstances, such as the death, disability or divorce of the participant or a change in the Company's corporate structure.

RESTRICTIONS ON TRANSFER

    The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Rights under a stock bonus or restricted stock bonus agreement may be transferred only if expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

ADJUSTMENT PROVISIONS

    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination or exchange of shares or change in corporate structure, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Incentive Plan provides that, in the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate immediately prior to such event.

    In the event of a Change of Control (as defined below), to the extent permitted by law, any surviving corporation or acquiring corporation may assume any awards outstanding under the Incentive Plan or substitute similar awards (including awards to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Incentive Plan. In the event any surviving corporation or acquiring corporation does not assume such awards or substitute similar stock awards for those outstanding under the Incentive Plan, then with respect to awards held by participants whose service has not terminated, the vesting of such awards shall be accelerated in full, and the awards shall terminate if not exercised at or prior to such event. Any other awards outstanding under the Incentive Plan shall terminate if not exercised prior to such event.

    In the event of a Change of Control not approved by the Board, each outstanding award under the Incentive Plan shall become fully vested, and the Company's right of repurchase shall lapse with respect to shares received upon exercise of an award prior to full vesting, notwithstanding the terms of the award or any early exercise stock purchase agreement, immediately prior to the consummation of such Change of Control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

    For purposes of the Incentive Plan, "Change of Control" means: (i) a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, equal or greater stock voting power); (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (iv) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on March 31, 2010.

    The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary in order for the Incentive Plan to satisfy Section 422 of the Code, Rule 16b-3 of the Exchange Act or any Nasdaq Stock Market or securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

    Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

    If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

    Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

    Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

    Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

                                   PROPOSAL 3
     APPROVAL OF AMENDMENT TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    In 1996, the Board amended and restated, and the stockholders subsequently approved, the CV Therapeutics, Inc. Non-Employee Directors' Stock Option Plan ("Directors' Plan"). An aggregate of 250,000 shares of common stock have been reserved for issuance under the Directors' Plan.

    On February 23, 2000, the Board amended the Directors' Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Directors' Plan by 150,000 shares to a total of 400,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. The Board also amended the Directors' Plan to include the same change of control provisions as are applicable to all other Company options, which amendment does not require approval of the stockholders.

    As of March 29, 2000, options (net of canceled or expired options) covering an aggregate of 194,665 shares of the Company's Common Stock had been granted under the Directors' Plan. Only 55,335 shares of common stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan. During the last fiscal year, non-employee directors as a group received options covering an aggregate of 45,000 shares of common stock at exercise prices of $4.15625 per share. See "Compensation of Directors."

    Stockholders are requested in this Proposal 3 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors' Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Directors' Plan are outlined below:

GENERAL

    The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" in Proposal 2 above for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

    The Board adopted the Directors' Plan to provide a means by which non-employees directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

    The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option.

    The Board has the power to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Directors' Plan to the Compensation Committee of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

    The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of or consultant to the Company or any affiliate. All of the current directors of the Company except Dr. Lange are eligible to participate in the Directors' Plan.

STOCK SUBJECT TO THE DIRECTORS' PLAN

    Subject to this Proposal, an aggregate of 400,000 shares of common stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again becomes available for issuance under the Directors' Plan.

TERMS OF OPTIONS

    The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below.

    AUTOMATIC GRANTS. Pursuant to the terms of the Directors' Plan, each non-employee director is automatically granted an option to purchase shares of common stock. On September 8, 1996, each non-employee director was granted an option to purchase 5,000 shares. Upon the amendment and restatement of the Directors' Plan in September 1996, each non-employee director was granted an additional option to purchase 15,000 shares. Each subsequently elected non-employee director also is granted an option to purchase 15,000 shares upon his or her initial election. In addition, at the annual meeting of the Company's stockholders in 1998, each non-employee director was granted an option to purchase 5,000 shares, and at each annual meeting of the Company's stockholders thereafter, each non-employee director is granted an option to purchase 7,500 shares.

    EXERCISE PRICE; PAYMENT. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant.

    The exercise price of options granted under the Directors' Plan must be paid either in (i) cash at the time the option is exercised (ii) by delivery of other common stock of the Company or (iii) by a combination of the foregoing.

    OPTION EXERCISE. The options granted to non-employee directors in September 1996 and to each subsequently-elected non-employee director upon initial election to the Board vest over four years, with one-third of the shares covered thereby vesting 12 months after grant and the remainder vesting at the rate of 1/36 per month thereafter. The options granted each year at the annual meeting of stockholders vest one year from the grant date. Options granted under the Directors' Plan vest only during the optionholder's service as a director of the Company, during any subsequent employment of the optionholder by, and/or service by the optionholder as a consultant to, the Company or an affiliate (collectively, "service"). The Board has the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors' Plan do not permit exercise prior to vesting. An optionholder must satisfy any federal, state or local tax withholding obligation relating to the exercise of such option before shares of common stock are issued upon exercise of options.

    TERM. The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate three months after termination of the optionholder's service unless the optionholder dies before the optionholder's service has terminated, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. The option term is not extended in the event that exercise of the option within these periods is prohibited.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

    The optionholder may not transfer an option otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionholder, an option may be exercised only by the optionholder.

ADJUSTMENT PROVISIONS

    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, dividend in property other than cash, stock split, combination or exchange of shares or change in corporate structure, may change the class and number of shares of common stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Directors' Plan provides that, in the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate immediately prior to such event.

    In the event of a Change of Control (as defined below), to the extent permitted by law, any surviving corporation or acquiring corporation may assume any awards outstanding under the Directors' Plan or substitute similar awards (including awards to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Directors' Plan. In the event any surviving corporation or acquiring corporation does not assume such awards or substitute similar stock awards for those outstanding under the Directors' Plan, then with respect to awards held by participants whose service has not terminated, the vesting of such awards shall be accelerated in full, and the awards shall terminate if not exercised at or prior to such event. Any other awards outstanding under the Directors' Plan shall terminate if not exercised prior to such event.

    In the event of a Change of Control not approved by the Board, each outstanding award under the Directors' Plan shall become fully vested, and the Company's right of repurchase shall lapse with respect to shares received upon exercise of an award prior to full vesting, notwithstanding the terms of the award or any early exercise stock purchase agreement, immediately prior to the consummation of such Change of Control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

    For purposes of the Directors' Plan, "Change of Control" means: (i) a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, equal or greater stock voting power);

(iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (iv) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on September 23, 2006.

    The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would increase the number of shares reserved for issuance upon exercise of options. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

INCOME TAX INFORMATION

    Options granted under the Directors' Plan generally have the federal income tax consequences of nonstatutory stock options described under "Federal Income Tax Information" in Proposal 2 above.

                                   PROPOSAL 4
              APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

    In September 1996, the Board adopted, and the stockholders subsequently approved, the CV Therapeutics, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). An aggregate of 150,000 shares of common stock has been reserved for issuance under the Purchase Plan.

    In February and March, 2000 the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Purchase Plan by 75,000 shares to a total of 225,000 shares and to provide for annual increases in such number of shares, over five years, each in an amount equal to the least of (i) one half of one percent of the number of outstanding shares of the Company's common stock,
(ii) 100,000 shares, or (iii) a smaller number of shares determined by the Board. The Board adopted this amendment in order to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

    During the last fiscal year, shares of common stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Louis G. Lange--245 shares ($4.89), Andrew A. Wolff--862 shares ($4.87), Daniel K. Spiegelman--4,063 shares ($4.86), Richard M. Lawn--5,256 shares ($4.86), David C. McCaleb--no shares, all current executive officers as a group 15,680 shares ($4.91), and all employees (excluding executive officers) as a group--55,990 shares ($4.86).

    As of February 23, 2000, an aggregate of 134,144 shares of the Company's common stock had been purchased under the Purchase Plan. Only 15,856 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan.

    Stockholders are requested in this Proposal 4 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

    The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

    The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase common stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 75 regular employees are eligible to participate in the Purchase Plan.

    The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

    The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

    The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

OFFERINGS

    The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board.

ELIGIBILITY

    Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company, or by any parent or subsidiary of the Company designated by the Board (each, an "Affiliate") on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated affiliate for such continuous period preceding such offering as the Board or the Committee may require. Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees as defined in the Code are not eligible to participate in the offerings.

    No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN THE PLAN

    Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to a maximum percentage specified by the Board or the Committee of such employees' earnings (as defined by the Board for each offering) during the offering.

PURCHASE PRICE

    The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lesser of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of the offering, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specially provided for in the offering.

PURCHASE OF STOCK

    By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering at the applicable price. See "Withdrawal" below.

WITHDRAWAL

    A participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering.

    Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

    Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

    Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Purchase Plan at any time.

    The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with Section 423 of the Code the requirements of Rule 16b-3 under the Exchange Act.

    Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

STOCK SUBJECT TO PURCHASE PLAN

    Subject to this Proposal, an aggregate of 225,000 shares of common stock has been reserved for issuance under the Purchase Plan. On the day following each annual meeting of the Company's stockholders, beginning with the meeting in 2001 and continuing through the meeting in 2005, the number of shares of common stock reserved for issuance under the Purchase Plan shall be increased by the least of
(i) one half of one percent of the total number of shares of the Company's common stock outstanding on such date, (ii) 100,000 shares, or (iii) a lesser number of shares determined by the Board at or prior to the date of an increase. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

ADJUSTMENTS UPON CHANGES IN STOCK.

    If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or the acquisition by any person, entity or group of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or
(iii) participants' accumulated payroll deductions may be used to purchase common stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminated.

FEDERAL INCOME TAX INFORMATION

    Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as a capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1990. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 29, 2000 by: (i) each stockholder who is known by the Company based on publicly available records to own beneficially more than 5% of the Common Stock: (ii) the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers"); (iii) each director and nominee for director; and (iv) all directors and executive officers of the Company as a group.

                                                               SHARES BENEFICIALLY OWNED(1)
                                                              ------------------------------
BENEFICIAL OWNER                                                NUMBER      PERCENT OF TOTAL
----------------                                              -----------   ----------------
Biotech Target S.A .........................................   1,969,647          10.7%
  Swiss Bank Tower
  Panama 1
  Republic of Panama
FMR Corp. ..................................................   1,532,540           8.4%
  82 Devonshire Street
  Boston, MA 02109
Pequot Capital Management, Inc. ............................   1,468,330           8.0%
  500 Nyala Farm Road
  Westport, CT 06880
Wellington Management Company, LLP. ........................   1,303,000           7.1%
  75 State Street
  Boston, MA 02109
Quintiles Transnational Corp. ..............................   1,043,705           5.7%
  4709 Creekstone Drive
  Riverbirch Bldg., Suite 200
  Durham, NC 27703
Louis G. Lange, M.D., Ph.D.(2)..............................     304,132           1.6%
Andrew A. Wolff, M.D.(3)....................................      90,909             *
Thomas L. Gutshall(4).......................................      70,053             *
Isaac Stein(5)..............................................      58,499             *
Costa G. Sevastopoulos, Ph.D.(6)............................      44,004             *
J. Leighton Read, M.D.(7)...................................      40,721             *
Barbara J. McNeil, M.D., Ph.D.(8)...........................      32,299             *
Richard M. Lawn, Ph.D.(9)...................................      76,757             *
Daniel K. Spiegelman(10)....................................      52,278             *
David C. McCaleb(11)........................................      43,000             *
All directors and executive officers as a group (11              858,725           4.5%
  persons)(12)..............................................

------------------------

*   Represents beneficial ownership of less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock, shown as beneficially owned by them. Percentage of beneficial ownership is based on 18,349,256 shares of Common Stock outstanding as of March 29, 2000, adjusted as required by rules promulgated by the SEC.

(2) Includes 224,882 shares issuable upon the exercise of options as of May 29, 2000. Also, includes 7,500 shares held in the Louis Lange Family Trust.
    Dr. Lange disclaims beneficial ownership of the shares held in the Louis Lange Family Trust, except to the extent of his pecuniary interests therein.

(3) Includes 78,283 shares issuable upon the exercise of options as of May 29, 2000.

(4) Includes 44,714 shares issuable upon the exercise of options as of May 29, 2000. Also includes 24,125 shares held in the Gutshall Family Trust and 500 shares issuable upon the exercise of an outstanding warrant held in the Gutshall Family Trust exercisable within 60 days of March 29, 2000.

(5) Includes 43,500 shares issuable upon the exercise of options as of May 29, 2000. Also, includes 4,375 shares held in the Stein 1995 Revocable Trust and 625 shares issuable upon the exercise of an outstanding warrant held in the Stein 1995 Revocable Trust exercisable within 60 days of March 29, 2000.

(6) Includes 43,361 shares issuable upon the exercise of options as of May 29, 2000.

(7) Includes 33,000 shares issuable upon the exercise of options as of May 29, 2000.

(8) Includes 29,800 shares issuable upon the exercise of options as of May 29, 2000.

(9) Includes 44,650 shares issuable upon the exercise of options, 1,030 shares of which would be subject to repurchase by the Company as of May 29, 2000.

(10) Includes 47,166 shares issuable upon the exercise of options as of May 29, 2000.

(11) Represents 43,000 shares issuable upon the exercise of options as of May 29, 2000.

(12) Includes 669,947 shares issuable upon the exercise of options and warrants held by all directors and executive officers that are exercisable within 60 days of March 29, 2000, 1,030 shares of which would be subject to repurchase by the Company as of May 29, 2000. See footnotes (2)-(11).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

    To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The names of the executive officers and key employees of the Company and their ages as of March 29, 2000 are as follows:

NAME                                 AGE                              POSITION
----                               --------   --------------------------------------------------------
Louis G. Lange, M.D., Ph.D.......        51   Chairman of the Board and Chief Executive Officer
Daniel K. Spiegelman.............        41   Senior Vice President, Chief Financial Officer
Andrew A. Wolff, M.D.............        45   Senior Vice President, Clinical Research and Development
Brent K. Blackburn, Ph.D.........        39   Vice President, Developmental Research
Richard M. Lawn, Ph.D............        53   Vice President, Discovery Research
David C. McCaleb.................        46   Vice President, Marketing

    DANIEL K. SPIEGELMAN has served as Senior Vice President, Chief Financial Officer for the Company since September 1999. From January 1998 to
September 1999, Mr. Spiegelman served as Vice President, Chief Financial Officer. From July 1991 until January 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding the position of treasurer from December 1996 to January 1998, assistant treasurer from July 1992 to
December 1996, and treasury manager from July 1991 to July 1992. Mr. Spiegelman holds a B.A. in economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

    ANDREW A. WOLFF, M.D., has served as Senior Vice President, Clinical Research and Development since September 1999. From September 1996 to
September 1999, Dr. Wolff served as Vice President, Clinical Research and Development for the Company. From September 1994 to September 1996, Dr. Wolff served as Vice President, Clinical Research for the Company. From June 1993 until September 1994, Dr. Wolff served as the Executive Director of Medical Research and New Molecules Clinical Programs Leader for Syntex Corporation, a pharmaceutical and healthcare company. From July 1990 until June 1993, Dr. Wolff served as the Director, Department for Cardiovascular Therapy for Syntex. In addition, from August 1992 to February 1993, he served as the acting Associate Director for Europe for the Institute for Cardiovascular and Central Nervous System Clinical Research, Maidenhead, England. Since June 1988,
Dr. Wolff has also served as an Assistant Clinical Professor of Medicine in the Cardiology Division of the University of California, San Francisco. He holds an M.D. from the Washington University Medical School.

    BRENT K. BLACKBURN, PH.D., has served as Vice President, Developmental Research since October 1997. From September 1989 until September 1997,
Dr. Blackburn served in the Research Department at Genentech, Inc. From September 1993 to September 1997, Dr. Blackburn also served as the project team leader for the oral GPII(b)III(a)antagonist project, a cardiovascular product, in the Development Department at Genentech, Inc. Dr. Blackburn holds a Ph.D. in chemistry from the University of Texas in Austin and a B.S. in chemistry from Texas Christian University.

    RICHARD M. LAWN, PH.D., has served as Vice President, Discovery Research for the Company since October 1997. From August 1992 until October 1997, he served on a part-time basis as Vice President, Molecular Cardiology for the Company. From October 1990 to October 1998, Dr. Lawn also served as a Professor of Medicine at Stanford University School of Medicine. From January 1980 until October 1990, Dr. Lawn served as a senior scientist and later as a staff scientist at Genentech, Inc. Dr. Lawn has been a pioneer in the cloning of genes involved in coagulation and heart disease, including globin genes and genes for anti-hemophilia factor VIII. He was a post-doctoral fellow at the California Institute of Technology and received a Ph.D. in molecular, cellular and developmental biology from the University of Colorado and a B.A. in astronomy from Harvard College.

    DAVID C. MCCALEB, has served as Vice President, Marketing since
October 1999. He has served as the Company's senior marketing advisor since 1997. In 1994, Mr. McCaleb founded McCaleb Associates, a private biotechnology consulting firm, and has served as its President since that time. In this capacity, in addition to consulting for the Company, he served as senior marketing advisor to a number of other leading biotechnology companies, including Coulter Pharmaceuticals, Inc., Gilead Sciences, Inc. and
Cephalon, Inc. From April 1998 until February 1994, Mr. McCaleb held several marketing positions at Amgen, Inc., a biotechnology company. From October 1986 until March 1988, Mr. McCaleb was marketing manager for respiratory pharmaceuticals at Forest Laboratories. Mr. McCaleb held various sales and marketing positions in the cardiology field at Merck & Co. from August 1981 until September 1986. Mr. McCaleb holds a B.S. and an M.B.A from Arizona State University and an M.S. in biology from Marquette University.

    See "Proposal 1: Election of Directors" for a description of Dr. Lange's experience and education.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    The Company's non-employee directors receive $1,000 per meeting of the Board of Directors attended. Members of the Audit and Compensation Committees also receive $200 for each meeting of the applicable committee attended. Directors may also be reimbursed for reasonable expenses in connection with attendance at Board and committee meetings. Dr. Lange is not separately compensated for his services as a director.

    Each non-employee director of the Company receives stock option grants under the Directors' Plan. See Proposal 3 for a description of the Directors' Plan.

    During the fiscal year ended December 31, 1999 options were granted to Messrs. Gutshall and Stein and Drs. McNeil, Read and Sevastopoulos covering 7,500 shares each at an exercise price of $4.15625 per share. David P. Holveck, a former director, also received options covering 7,500 shares at an exercise price of $4.15625 per share, which options were cancelled following
Mr. Holveck's resignation as a director on October 26, 1999.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth for the fiscal years ended December 31, 1997, 1998 and 1999 certain compensation awarded or paid to, or earned by, the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                      ANNUAL COMPENSATION              COMPENSATION
                                            ----------------------------------------    SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITIONS       YEAR     SALARY($)    BONUS($)    COMPENSATION($)   OPTIONS (#)    COMPENSATION($)
----------------------------     --------   ---------    --------    ---------------   ------------   ---------------
Louis G. Lange, M.D., Ph.D.....    1997      257,500      50,900         115,913(1)        30,000              --
  Chairman of the Board and        1998      277,917      50,000          40,000(2)       100,000              --
  Chief Executive Officer          1999      296,250     110,000          30,000(2)        70,000              --
Andrew A. Wolff, M.D...........    1997      196,000      30,000              --           15,000              --
  Senior Vice President,
    Clinical                       1998      215,000      20,000              --           50,000              --
  Research and Development         1999      227,500      75,000              --           25,000              --
Richard M. Lawn, Ph.D..........    1997       85,923(3)   38,333(4)           --           25,000              --
  Vice President,                  1998      183,750      15,000              --           30,000              --
  Discovery Research               1999      190,625      50,000              --           25,000              --
Daniel K. Spiegelman...........    1998      181,266      53,500(5)           --           75,000              --
  Senior Vice President and        1999      200,000      95,000(6)           --           35,000              --
  Chief Financial Officer
David C. McCaleb...............    1999       47,500(7)   30,000(8)           --           54,000         149,183(9)
  Vice President, Marketing

------------------------
(1) Consists of $50,000 of mortgage assistance and $65,913 paid to satisfy tax obligations.

(2) Represents mortgage assistance.

(3) Dr. Lawn commenced employment with the Company in October 1997.

(4) Consists of $25,000 signing bonus and $13,333 paid in 1998 based upon Dr. Lawn's performance in 1997.

(5) Consists of $25,000 paid in 1999 based upon Mr. Spiegelman's performance in 1998, a $15,000 signing bonus and the dollar value of shares awarded in 1998 upon Mr. Spiegelman's hiring. The dollar value was calculated by multiplying the market value on the day prior to date of grant ($9.00 by the number of shares awarded).

(6) Consists of $20,000 paid in 1999 as an additional signing bonus after completion of one year of employment and $75,000 based upon Mr. Spiegelman's performance in 1999.

(7) Mr. McCaleb commenced employment with the Company in October 1999.

(8) Consists of a $10,000 signing bonus and $20,000 based upon Mr. Caleb's performance in 1999.

(9) Represents amount paid to Mr. McCaleb as a consultant prior to commencing employment with the Company in October 1999.

OPTION GRANTS IN LAST FISCAL YEAR

    The Company grants options to its executive officers under the 1992 Stock Option Plan (the "1992 Plan") and its 1994 Equity Incentive Plan (the "1994 Plan") (collectively, the "Plans"). As of March 29, 2000, options to purchase 1,544,685 shares were outstanding under the Plans and options to purchase 113,023 shares remained available for grant. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1999 to each of the Named Executive Officers:

                                                  INDIVIDUAL GRANTS(1)                   POTENTIAL REALIZABLE
                                                -------------------------                  VALUE AT ASSUMED
                                                PERCENTAGE OF                              ANNUAL RATES OF
                                 NUMBER OF      TOTAL OPTIONS                                STOCK PRICE
                                SECURITIES       GRANTED TO                                APPRECIALTION FO
                                UNDERLYING      EMPLOYEES IN    EXERCISE                    OPTION TERM(4)
                              OPTIONS GRANTED    FISCAL YEAR      PRICE     EXPIRATION   --------------------
NAME                                (#)            (%)(2)       ($/SH)(3)      DATE       5% ($)     10% ($)
----                          ---------------   -------------   ---------   ----------   --------   ---------
Louis G. Lange, M.D.,
  Ph.D......................      70,000(5)         14.8         5.8125      02/18/09    255,882      648,454
Andrew A. Wolff, M.D........      25,000(5)          5.3         5.8125      02/18/09     91,386      231,591
Richard M. Lawn, Ph.D.......      25,000(5)          5.3         5.8125      02/18/09     91,386      231,591
Daniel K. Spiegelman........      35,000(5)          7.4         5.8125      02/18/09    127,941      324,227
David C. McCaleb............      54,000(5)         11.4         14.625      09/30/09    496,670    1,258,658

------------------------

(1) Each grant listed in this table was granted under the 1994 Plan, however, the Company has, in the past, also granted options to its executive officers under the 1992 Plan. The terms of a stock option granted under the Plans generally may not exceed 10 years. Options granted pursuant to the Plans become exercisable at a rate specified in the option agreement. Options may include provisions allowing exercise of any part or all of the options prior to full vesting. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The exercise price of options granted under the Plans is determined by the Board of Directors; provided, that, in the case of an incentive stock option, the exercise price cannot be less than 100% of the fair market value of the common stock on the date of grant," and in the case of nonstatutory stock option, the exercise price cannot be less than 85% of the fair market value of the common stock on the date of grant. Upon certain changes in control of the Company, not subject to Board approval, outstanding options shall be fully vested and shall be assumed, substituted or continued by the surviving corporation or parent thereof. In the event the surviving corporation or its parent refuses to assume, substitute or continue such option, then such options shall be terminated if not exercised prior to the change of control.

(2) Based on an aggregate of options to purchase 472,000 shares of the Company's common stock granted to employees and directors of, and consultants to, the Company during the fiscal year ended December 31, 1999, including the Named Executive Officers.

(3) The exercise price per share of each option was equal to the fair market value of the Company's common stock on the date of grant as determined by the Board of Directors.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the market price of the Company's common stock on the date of grant appreciates from the date of grant at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

(5) Twenty percent (20%) of the option vests one year from the vesting commencement date, with subsequent vesting at a rate of 1.66% per month for the next twenty-four (24) months and 3.33% per month for the remaining twelve (12) months. The option expires ten years from the date of grant or earlier upon termination of employment.

AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND DECEMBER 31, 1999 OPTION VALUES

    The following table sets forth the number and value of securities underlying unexercised options held by each of the Named Executive Officers at December 31, 1999.

                                                                     NUMBER OF
                                                                    SECURITIES
                                                                    UNDERLYING
                                                                    UNEXERCISED
                                         SHARE        VALUE         OPTIONS AT        VALUE OF UNEXERCISED IN-
                                      ACQUIRED ON    REALIZED    DECEMBER 31, 1999      THE-MONEY OPTIONS AT
NAME                                  EXERCISE (#)    ($)(1)    VESTED/UNVESTED (2)      DECEMBER 31, 1999
----                                  ------------   --------   -------------------   ------------------------
Louis G. Lange, M.D., Ph.D..........          --     $    --      191,233/170,217       4,203,879/3,274,861
Andrew A. Wolff, M.D................          --          --        73,916/68,584       1,569,750/1,277,594
Richard M. Lawn, Ph.D...............      20,000      77,000        30,612/59,888         577,408/1,121,561
Daniel K. Spiegelman................          --          --        31,333/78,667         532,536/1,449,651
David C. McCaleb....................          --          --        37,000/63,600           644,438/799,425

------------------------

(1) Value realized is based on the fair market value of the Company's common stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2) Reflects shares vested and unvested at December 31, 1999. Certain options granted under the 1994 Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares on termination of employment.

(3) Based on the fair market value of the Company's common stock at December 31, 1999 ($26.063) minus the exercise price of the options.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee (the "Committee") of the Board of Directors reviews and recommends to the Board of Directors for approval the Company's executive compensation policies. During the year ended December 31, 1999, the Committee consisted of non-employee directors David P. Holveck, Costa G. Sevastopoulos, Ph.D. and J. Leighton Read, M.D. Mr. Holveck resigned as a director effective October 26, 1999. The Committee annually evaluates the performance, and determines the compensation, of the Company's Chief Executive Officer and the other executive officers based upon a combination of several factors: the achievement of corporate goals, individual performance and comparisons with other biotechnology and biopharmaceutical companies. Companies examined for comparative purposes may, but need not include those comprising the Chase H & Q Biotechnology Index. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company's executive officers with regard to the compensation payable to such executive officers for the fiscal year ended December 31, 1999.

COMPENSATION PHILOSOPHY

    The goals of the Company's compensation policies are to attract and retain the highest quality executives, reward them for achieving the Company's goals and objectives, and to motivate them to contribute to the long-term success and value of the Company for stockholders. Compensation for the Company's executive officers consists of a base salary and potential bonus, as well as potential incentive compensation through stock options and stock ownership. The Company awards cash and stock bonuses pursuant to an incentive bonus plan as set forth below. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

BASE SALARY

    The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salary for each officer is set on the basis of individual performance, the salary levels in effect for comparable positions within the Company's principal competitors, in accordance with published biopharmaceutical and biotechnology compensation survey information and other internal considerations. Based on such surveys, the executive officers' salaries are set in the mid-range compared with other biotechnology and biopharmaceutical companies. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's base salary are based upon individual performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

BONUSES

    All regular employees (including executive officers) of the Company were eligible to receive cash bonuses payable in 2000 based upon achievement of individual and corporate goals in 1999. The amounts of such bonuses for executive officers other than the Chief Executive Officer were based upon the recommendation of the Chief Executive Officer, subject to review and approval of the Compensation Committee. The amounts of such bonuses for the Chief Executive Officer were determined by the Compensation Committee. The Company makes determinations with respect to bonuses based upon a

------------------------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "1933 Act") or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

subjective assessment of a variety of factors, both individual and corporate. These factors include, in order of importance, the progress of the Company in fulfilling its yearly performance objectives, the individual performance of each executive officer and a comparison with other biotechnology and biopharmaceutical companies. The Company's key goals in 1999 included advancing its lead products through development and clinical testing within the budget established by the Board of Directors, recruiting a high quality management team, planning and entering into appropriate collaborative arrangements with pharmaceutical and biotechnology companies for the development of additional products and securing additional capital to enable the Company to fund its operations. In December 1999, the Company reviewed the corporate goals and determined that 90% of the 1999 goals had been achieved.

LONG-TERM INCENTIVES

    The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Committee believes that stock options directly motivate executives to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted with exercise prices equal to the fair market value of the Company's common stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the progress of the Company in fulfilling its yearly performance objectives, individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years, including the number of unvested options, are also taken into consideration. Consistent with these policies, the Committee granted options to purchase an aggregate of 236,500 shares of common stock to seven executive officers during 1999.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In 1999, Louis G. Lange received a base salary of $296,250. Dr. Lange's salary was determined on the basis of negotiations between the Board of Directors and Dr. Lange with due regard for his qualifications, experience, prior salary, and competitive salary information. Dr. Lange's base salary for 1999 was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. In awarding stock options, the Committee considered Dr. Lange's performance, the overall contribution to the Company and the Company's achievement of its performance objectives, the number of unvested options and total number of options to be granted. In 1999, Dr. Lange received an option to purchase 70,000 shares of common stock. In addition, Dr. Lange will receive a cash bonus of $110,000 in 2000 which is being paid for his performance during 1999. Dr. Lange also received forgiveness of $225,000 of indebtedness, of which $175,000 is forgivable over four years. See "Certain Relationships and Related Transactions." As with other executive officers, total compensation was based, in part, on the Company's accomplishments and Dr. Lange's contribution, including completing and reporting positive data from a Phase III clinical for the Company's lead product candidate, ranolazine, initiating other critical path Phase III activities for ranolazine, establishing a commercialization pathway in the United States for ranolazine by signing a sales and marketing agreement, initiating a Phase II clinical trial for the compound CVT-510, identifying a new cardiovascular molecular target and completing a financing.

SECTION 162(M)

    The Board has considered the potential effect of Section 162(m) of the Internal Revenue Code of 1996, as amended, on compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for each of the executive officers named in the proxy statement. Compensation above $1 million may be deducted if it is "performance-based compensation." The Committee has determined that, where practical, stock options granted to executive officers under the Company's stock plans with an exercise price of at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation" provided, however, that options to purchase common stock granted to certain executive officers in 1997 may not be eligible for such treatment.

    The Compensation Committee of the Board of Directors of CV
Therapeutics, Inc.

                         Costa G. Sevastopoulos, Ph.D.
                             J. Leighton Read, M.D.

                     PERFORMANCE MEASUREMENT COMPARISON(2)

    The following graph shows the total stockholder return of an investment of $100 in cash since the Company's initial public offering of common stock on November 19, 1996 through December 31, 1999 for (i) the Company's common stock,
(ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Chase H&Q Biotechnology Index. All values assume reinvestment of the full amount of all dividends, although dividends have not been declared on the Company's common stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CV THERAPEUTICS, INC.  NASDAQ STOCK MARKET (U.S.)  CHASE H & Q BIOTECHNOLOGY
11/19/1996                    100                         100                        100
12/96                          87                         103                        103
12/97                         126                         126                        104
12/98                          64                         177                        158
12/99                         350                         328                        338

------------------------

(2) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS

    The Company has provided Louis G. Lange, M.D., Ph.D., Chairman of the Board of Directors and Chief Executive Officer, with several loans. In August 1992, the Company provided a loan in the principal amount of $500,000 at an annual interest rate of 7.0%, pursuant to a promissory note secured by a deed of trust on Dr. Lange's residence (the "1992 Note"). In June 1993, the Company provided a loan in the principal amount of $25,000, at an annual interest rate of 5.33%, pursuant to a promissory note secured by a stock pledge of 2,500 shares of CV Therapeutics common stock held by Dr. Lange (the "1993 Note"). In June 1995, in connection with the exercise of an option to purchase Common Stock, the Company provided a loan in the principal amount of $37,500, at an annual interest rate of 7.31%, pursuant to a promissory note secured by a pledge of 15,000 shares of CV Therapeutics common stock held by Dr. Lange (the "1995 Note"). In
August 1996, the Company provided a loan to Dr. Lange in the principal amount of $25,000, at an annual interest rate of 6.84%, pursuant to a promissory note secured by a pledge of 2,500 shares of CV Therapeutics common stock held by Dr. Lange (the "1996 Note").

    In September 1996, the Company amended all four notes. Under the terms of each amended note. the loans bear interest at the rate of 6.53% compounded semi-annually and the outstanding principal amount is due on the earliest of December 31, 2001, the termination of employment or a change in control. At the same time, the Company forgave all interest due on the four loans as of December 31, 1995 ($92,880). In addition, the Company will pay Dr. Lange the following amounts for mortgage assistance: $50,000 in 1997, $40,000 in 1998, $30,000 in 1999, $20,000 in 2000 and $10,000 in 2001. The forgiveness of the accrued interest on the notes to Dr. Lange was accounted for as compensation expense in the period in which the interest was deemed to have been forgiven.

    In February 1999, the Compensation Committee approved the forgiveness of one-half of the $350,000 remaining balance of the 1992 Note, or $175,000, over a four year period beginning on February 19, 2000, with $43,750 to be forgiven per year at the end of each twelve month period. In January 2000, the Company approved the forgiveness of the 1993 Note and the 1996 Note, or a total of $50,000. The forgiveness of the notes to Dr. Lange is accounted for as compensation expense in the period in which the note is deemed to have been forgiven.

    The largest aggregate principal amount outstanding on the four notes in 1999 was $437,500. Under the terms of an Amended and Restated Stock Pledge Agreement, the 1993 Note, 1995 Note and 1996 Note are secured by a stock pledge of 13,750 shares of CV Therapeutics common stock held by Dr. Lange. As of March 29, 2000, an aggregate principal amount of $343,750 remained outstanding on the two remaining notes.

    In October 1999, the Board approved and in February 2000 the Company made a loan to David C. McCaleb, who has served as the Vice President, Marketing since October 1999, in the principal amount of $100,000 at an annual interest rate of 6.21%, pursuant to a promissory note secured by deed of trust on Mr. McCaleb's residence. The outstanding principal amount is due on the earliest of December 31, 2005, the termination of employment, or a change of control. The Company will annually forgive 20% of the principal.

QUINTILES TRANSNATIONAL CORP.

    In May 1999, CV Therapeutics entered into a sales and marketing services agreement with Innovex, Inc., a subsidiary of Quintiles Transnational Corp. Under this agreement, if ranolazine is approved for sale in the United States by the Food and Drug Administration, Innovex will fund product launch and the first five years of sales and marketing expenses. CV Therapeutics will receive 100% of the revenues from sales of ranolazine and will pay Innovex a share of those revenues.

    The agreement calls for Innovex to conduct pre-launch activities, hire and train a dedicated cardiology sales force to launch and promote ranolazine, and provide post-launch marketing and sales services. To fund pre-launch activities, Quintiles will provide CV Therapeutics with a $10 million credit facility at the time CV Therapeutics files with FDA for approval. CV Therapeutics is required to spend a minimum of $10 million on ranolazine pre-launch marketing activities so long as Quintiles provides advances under the credit facility. Upon FDA approval, Quintiles will make a $10 million milestone payment to CV Therapeutics, which CV Therapeutics is obligated to use to repay any amounts outstanding under the credit facility. Should the Company file for approval and draw down the credit facility, but never receive FDA approval, it is obligated to repay the loan within 10 years of the date it received the loan.

    Innovex has agreed to provide services for at least three years after launch and to provide services in years four and five after launch if minimum sales levels are met. The agreement also specifies the minimum number of sales representatives and the minimum level of dollars to be spent on marketing by Innovex during the first two years of the contract, regardless of sales levels. The minimum size of the sales force and the marketing expenses in year three or any subsequent year must be maintained by Innovex as long as minimum sales levels are met.

    In exchange for providing these sales and marketing services, Innovex will receive up to an average of 33% of revenues in the first two years of sales, declining to 30% for the third year and declining again to 25% in years four and five. Further, in exchange for giving CV Therapeutics the option to retain this trained sales force at the end of the contract, Innovex will receive a royalty on sales of 7% in the sixth year and 4% in the seventh year after launch.

    In connection with the agreement, Quintiles purchased 1,043,705 shares of the Company's common stock for a total purchase price of $5.0 million.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [LOGO]
                                          Alan C. Mendelson
                                          Secretary

April 7, 2000

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: DANIEL K. SPIEGELMAN, CV
THERAPEUTICS, INC. 3172 PORTER DRIVE, PALO ALTO, CA 94304.

                                                   ---------------------------
                                                     COMPANY #
                                                     CONTROL #
                                                   ---------------------------
THERE ARE THREE WAYS TO VOTE YOUR PROXY:

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until noon on May 15, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

-  Follow the simple instructions the Voice provides you.


VOTE BY INTERNET -- http://www.eproxy.com/cvtx/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until noon on May 15, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to CV Therapeutics, Inc., c/o Shareowner Services-TM-, P.O. Box 64873, St. Paul, MN 55164-0873.


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.
                           - PLEASE DETACH HERE -



   MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

1.  To elect two directors to hold     / / Vote FOR       / / Vote WITHHELD
    office until the 2003 Annual           all nominees       from all nominees
    Meeting of Stockholders.

    Louis G. Lange, M.D., Ph.D. and 2. Isaac Stein

TO WITHHOLD AUTHORITY TO VOTE FOR ANY               ---------------------------
NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S)
IN THE BOX PROVIDED TO THE RIGHT.                   ---------------------------


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

2.  To approve the Company's 2000 Equity     / / For   / / Against  / / Abstain
    Incentive Plan and the issuance of
    up to 1,500,000 shares of common
    stock under such plan, to replace the
    Company's 1992 Stock Option Plan and
    1994 Equity Incentive Plan under which
    plans an aggregate of approximately
    113,000 shares of common stock reserved
    for future awards would cease to be
    available for such purpose.

3.  To approve the Company's Non-Employee    / / For   / / Against  / / Abstain
    Director's Stock Option Plan, as
    amended to increase the aggregate
    number of shares of common stock
    authorized for issuance under such plan
    by 150,000 shares.

4.  To approve the Company's Employee        / / For   / / Against  / / Abstain
    Stock Purchase Plan, as amended to
    increase the aggregate number of
    shares of common stock authorized
    for issuance under such plan by
    75,000 shares and to provide for
    annual increases for five years as
    more fully described in the
    accompanying Proxy Statement.

5.  To ratify the selection of Ernst & Young  / / For   / / Against  / / Abstain
    LLP as independent auditors of the
    Company for its fiscal year ending
    December 31, 2000.


    Address Change? Mark Box / /        Please vote, date and promptly return
    Indicate changes below:             this proxy in the enclosed return
                                        envelope which is postage prepaid if
                                        mailed in the United States.

                                           Dated
                                                 ---------------------------

                                        ---------------------------------------


                                        ---------------------------------------

                                        Signature(s) in Box
                                        PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS HEREON. IF THE STOCK IS
                                        REGISTERED IN THE NAMES OF TWO OR
                                        MORE PERSONS, EACH SHOULD SIGN.
                                        EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                        GUARDIANS AND ATTORNEYS-IN-FACT
                                        SHOULD ADD THEIR TITLES. IF SIGNER IS
                                        A CORPORATION, PLEASE GIVE FULL
                                        CORPORATE NAME AND HAVE A DULY
                                        AUTHORIZED OFFICER SIGN, STATING
                                        TITLE. IF SIGNER IS A PARTNERSHIP,
                                        PLEASE SIGN IN PARTNERSHIP NAME BY
                                        AUTHORIZED PERSON.

CV THERAPEUTICS, INC.                                                      PROXY
--------------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2000

The undersigned hereby appoints Louis G. Lange, M.D., Ph.D. and Daniel K. Spiegelman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of CV Therapeutics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of CV Therapeutics, Inc. to be held at 3172 Porter Drive, Palo Alto, California on Tuesday, May 16, 2000 at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.




                   SEE REVERSE FOR VOTING INSTRUCTIONS

                                                                     APPENDIX A

                              CV THERAPEUTICS, INC.

                           2000 EQUITY INCENTIVE PLAN


                             ADOPTED MARCH 31, 2000
                 APPROVED BY STOCKHOLDERS _______________, 2000



1.       PURPOSES.

         (a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

         (b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

         (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

         (e)  "COMMON STOCK" means the common stock of the Company.

         (f)  "COMPANY" means CV Therapeutics, Inc., a Delaware corporation.

         (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company

                                       1.

for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

         (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service to the Company or an Affiliate. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (j) "DIRECTOR" means a member of the Board of Directors of the Company.

         (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

              (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                                       2.

         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (u) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (w) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

         (x)  "PLAN" means this CV Therapeutics, Inc. 2000 Equity Incentive
Plan.

         (y) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         (z)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                                       3.

         (aa) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

         (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (cc) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.       ADMINISTRATION.

         (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

              (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (iii)     To amend the Plan or a Stock Award as provided in
Section 12.

              (iv)      To terminate or suspend the Plan as provided in
Section 13.

              (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c)  DELEGATION TO COMMITTEE.

              (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to

                                       4.

exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

              (ii) COMMITTEE COMPOSITION. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

         (d) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.       SHARES SUBJECT TO THE PLAN.

         (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of Common Stock.

         (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

         (c) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

                                       5.

         (b) TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c)  SECTION 162(m) LIMITATION. Subject to the provisions of
Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than three hundred thousand (300,000) shares of Common Stock during any calendar year.

         (d) CONSULTANTS. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (E.G., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

                                       6.

Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may

                                       7.

vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

         (h) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (i) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

         (j) DISABILITY OF OPTIONHOLDER. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (k) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

         (l) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to

                                       8.

exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.       PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

         (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

              (i) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

              (ii) VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

              (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

              (iv) TRANSFERABILITY. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

         (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

              (i) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

                                      9.

              (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

              (iii) VESTING. Shares of Common Stock acquired under the restricted stock purchase agreement shall be subject to a share repurchase option in favor of the Company pursuant to a vesting schedule to be determined by the Board in accordance with the following guidelines: (A) the vesting period for shares of Common Stock acquired under restricted stock purchase agreements shall be no less than three (3) years unless based upon performance milestones, in which event the vesting period shall be no less than one (1) year; and (B) notwithstanding the provisions of Section 10(a), the Board may not accelerate such vesting except under extraordinary circumstances, such as the death, disability or divorce of the Participant, or a change in corporate structure of the Company.

              (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

              (v) TRANSFERABILITY. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.       COVENANTS OF THE COMPANY.

         (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

         (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

                                      10.

9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.      MISCELLANEOUS.

         (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause,
(ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

         (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award,
(i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered

                                      11.

under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

         (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

         (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

         (c) CHANGE OF CONTROL. (i) Subject to clause (ii) below, in the event of a Change of Control, to the extent permitted by law, any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or substitute similar stock awards (including awards to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the

                                      12.

Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

         (ii) In the event of a Change of Control not approved by the Board, each outstanding Stock Award under the Plan shall become fully vested, and the Company's right of repurchase shall lapse with respect to shares received upon exercise of a Stock Award prior to full vesting, notwithstanding the terms of the Stock Award or any early exercise stock purchase agreement, immediately prior to the consummation of such Change of Control.

         For purposes of this Plan, "Change of Control" means: (i) a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, equal or greater stock voting power); (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (iv) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

12.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

         (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under

                                      13.

any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.      CHOICE OF LAW.

         The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                      14.

                                                                     APPENDIX B

                              CV THERAPEUTICS, INC.

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

      AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON SEPTEMBER 23, 1996
                APPROVED BY THE STOCKHOLDERS ON OCTOBER 29, 1996
             AMENDED BY THE BOARD OF DIRECTORS ON FEBRUARY 23, 2000
               APPROVED BY THE STOCKHOLDERS ON _____________, 2000


1.       PURPOSE.

         (a) The purpose of the Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of CV Therapeutics, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated

                                       1.

to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate four hundred thousand (400,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Each person who is a Non-Employee Director on the date this amendment and restatement of the Plan is adopted by the Board automatically shall be granted an option to purchase fifteen thousand (15,000) shares of the Company's common stock (after taking into account the 1:10 reverse split adopted by the Board in September 1996) on the terms and conditions set forth herein.

         (b) Each person who is, after the date this amendment and restatement of the Plan is adopted by the Board, elected for the first time to be a Non-Employee Director automatically

                                       2.

shall, upon the date of such person's initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase fifteen thousand (15,000) shares of the Company's common stock (after taking into account the 1:10 reverse split adopted by the Board in September 1996) on the terms and conditions set forth herein.

         (c) At each annual meeting of the stockholders following the effectiveness of the initial public offering of the Company's common stock until and including the 1998 Annual Meeting, each person then serving as a Non-Employee Director automatically shall be granted an option to purchase five thousand (5,000) shares of the Company's common stock (after taking into account the 1:10 reverse split adopted by the Board in September 1996) on the terms and conditions set forth herein; at each annual meeting of the stockholders beginning with the 1999 Annual Meeting, each person then serving as a Non-Employee Director automatically shall be granted an option to purchase seven thousand five hundred (7,500) shares of the Company's common stock on the terms and conditions set forth herein.

6.       OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service; PROVIDED, HOWEVER, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to


                                       3.

which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

         (b) Subject to applicable law, the exercise price of each option shall be the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                   (i) Payment of the exercise price per share in cash at the time of exercise; or

                   (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

                   (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is

                                       4.

granted only by such person or by such person's guardian or legal representative. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) Each option shall become exercisable as follows: the initial grants described in Sections 5(a) and 5(b) shall become exercisable ("vest") as to thirty-three and thirty-three one hundredths percent (33.33%) twelve
(12) months from the date of grant and then at the rate of two and seventy-seven one hundredths percent (2.77%) per month over the next twenty-four (24) months; and the annual grants described in Section 5(c) shall vest twelve (12) months from the date of grant; provided in each case that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for


                                       5.

the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the


                                       6.

lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

                                       7.

         (e) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock of the Company is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock of the Company shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in common stock of the Company) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) In the absence of such markets for the common stock of the Company, the Fair Market Value shall be determined in good faith by the Board.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the common stock subject to the Plan, or subject to any option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 3 and the number of shares subject to options that may be granted pursuant to Section 5, and the outstanding options will be appropriately adjusted in the class(es) and number of securities and price per share of common stock subject to such outstanding options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible


                                       8.

securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

         (b) (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding options shall terminate immediately prior to such event.

         (c) (c) CHANGE OF CONTROL. (i) Subject to clause (ii) below, in the event of a Change of Control, to the extent permitted by law, any surviving corporation or acquiring corporation may assume any options outstanding under the Plan or substitute similar options (including awards to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such options or substitute similar options for those outstanding under the Plan, then with respect to options held by optionees who meet the continuous service criteria set forth in Section 6(e), the vesting of such options (and, if applicable, the time during which such options may be exercised) shall be accelerated in full, and the options shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other options outstanding under the Plan, such options shall terminate if not exercised (if applicable) prior to such event.

         (ii) In the event of a Change of Control not approved by the Board, each outstanding option under the Plan shall become fully vested, notwithstanding the terms of the option, immediately prior to the consummation of such Change of Control.

         For purposes of this Plan, "Change of Control" means: (i) a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, equal or


                                       9.

greater stock voting power); (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (iv) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares which may be issued under the Plan.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten years from the date the Board approves this amendment and restatement of the Plan. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

                                      10.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) This amendment and restatement of the Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that this amendment and restatement of the Plan is approved by the stockholders of the Company. Following the effective date of this amendment and restatement, options shall not be granted under the terms of the Plan in effect prior to such effective date.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                      11.

                                                                    APPENDIX C

                              CV THERAPEUTICS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                           ADOPTED SEPTEMBER 23, 1996
                  APPROVED BY THE STOCKHOLDERS IN NOVEMBER 1996
        AMENDED BY THE BOARD OF DIRECTORS FEBRUARY 23 AND MARCH 31, 2000
                APPROVED BY THE STOCKHOLDERS ON ___________, 2000


1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of CV Therapeutics, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

             (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

             (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iv) To amend the Plan as provided in paragraph 13.

             (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two hundred twenty-five thousand (225,000) shares of the Company's common stock (the "Reserved Shares"). In addition, on the day following each annual meeting of the Company's stockholders beginning with the meeting in 2001, and continuing through and including the meeting in 2005, the number of Reserved Shares will be increased automatically by the LEAST of (i) one half of one percent (0.5%) of the total number of shares of Company's common stock outstanding on such date, (ii) one hundred thousand (100,000) shares or (iii) a number of shares determined by the Board, which number shall be less each of (i) and (ii) above. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

             (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

             (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

             (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent

(5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined by the Board for each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

             (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

             (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings (as defined by the Board for each Offering) during the Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

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         (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

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

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment

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

shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for rights under the Plan;

             (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.


14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the same day that the Company's initial public offering of shares of common stock becomes effective (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.


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